FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

(A Portfolio of World Investment Series, Inc.)
--------------------------------------------------------------------------------
Supplement to Prospectus dated January 31, 2002 (as supplemented June 7, 2002).


Under the heading entitled, "WHAT ARE THE FUND'S FEES AND EXPENSES?" please remove the current fee table and corresponding example and replace it with the following:


federated International capital appreciation fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A, B and C Shares.

Shareholder Fees                                       Class  Class  Class
                                                       A      B      C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   5.50%  None   None
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as 0.00% 5.50% 1.00% applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage   None   None   None
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None   None   None
if applicable)
Exchange Fee                                           None   None   None

Annual Fund Operating Expenses (Before Waivers and
Reimbursement)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                         1.25%  1.25%  1.25%
Distribution (12b-1) Fee2                              0.25%  0.75%  0.75%
Shareholder Services Fee                               0.25%  0.25%  0.25%
Other Expenses                                         1.59%  1.59%  1.59%
Total Annual Fund Operating Expenses                   3.34%  3.84%3 3.84%
1 Although not contractually obligated to do so, the adviser and the distributor will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2002.
   Total Waivers of Fund Expenses                      1.34%  1.09%  1.09%
  Total Actual Annual Fund Operating Expenses (after   2.00%  2.75%  2.75%
  waivers)4
2 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 2002. 3 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.
4 Total Actual Annual Fund Operating Expenses (after waivers) for the
  Fund's Class A, Class B and Class C Shares were 0.75%, 1.50% and 1.50% for the fiscal year ended November 30, 2001.


Example
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                      1     3      5 Years 10
                                  Year  Years          Years
Class A:
Expenses assuming redemption      $868 $1,521  $2,195 $3,981
Expenses assuming no redemption   $868 $1,521  $2,195 $3,981
Class B:
Expenses assuming redemption      $943 $1,742  $2,559 $4,070
Expenses assuming no redemption   $386 $1,172  $1,976 $4,070
Class C:
Expenses assuming redemption      $487 $1,172  $1,976 $4,182
Expenses assuming no redemption   $386 $1,172  $1,976 $4,182


                                                                  August 7, 2002


Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

27690 (8/02)